SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K


           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  May 22, 2002

                            CLICKACTION INC.
       (Exact name of Registrant as specified in its charter)


DELAWARE                 000-26008                  77-0195362
(State or other      (Commission File          (I.R.S. Employer
jurisdiction of              Number)             Identification No.)
incorporation or
organization)







                        2197 E. Bayshore Road
                    Palo Alto, California  94303
         (Address of principal executive offices) (Zip code)


                           (650) 473-3600
         (Registrant's telephone number, including area code)


                                 N/A
    (Former name or former address, if changed since last report)

Item 5.  Other Events

      On May 22, 2002, ClickAction Inc., a Delaware corporation and the registrant herein (the "Company"), issued a press release concerning its plans to apply for stock listing on The Nasdaq SmallCap Market.

Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits

      99.1. Press Release of ClickAction Inc. dated May 22, 2002




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CLICKACTION INC.



Date:  May 24, 2002		By:  /s/ George Grant
                              -----------------------------------------
                              George Grant
                              President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number        Description
--------     -------------------------------------------------------

99.1         Press Release of ClickAction Inc. dated May 22, 2002.

								EXHIBIT 99.1

Corporate Contact	                         Investor Relations Contact
Amy Sheldon	                               Dawn Scardina
ClickAction Inc.                           ClickAction Inc.
650.473.3605                               650.463.3948
amys@clickaction.com                       ir@clickaction.com

For Immediate Release
May 22, 2002

    CLICKACTION TO APPLY FOR STOCK LISTING ON NASDAQ SMALLCAP MARKET

PALO ALTO, Calif. (May 22, 2002) - ClickAction(tm) Inc. (Nasdaq: CLAC) announced today it plans to apply for stock listing on The Nasdaq SmallCap Market. The company expects to receive an approval from Nasdaq on the transfer as the company meets all listing requirements for The Nasdaq SmallCap Market, with the exception of minimum bid price. Regarding the $1.00 minimum bid price listing requirement, the company will have 180 days to comply with the requirement.

The Company was notified that it did not comply with the requirements for continued listing on NASDAQ's National Market System. "Rather than seek an appeal to continue our listing on The Nasdaq National Market at this time, ClickAction has decided to apply voluntarily for trading on the SmallCap Market," said George Grant, president and CEO. "This will allow us to maintain our focus on our core email marketing business and devote our resources to achieving our near term business objectives. We believe that this transfer along with maintaining our focus on our core business objectives is in the best interest of our customers and stockholders."

About ClickAction
ClickAction, Inc. is a leading provider of email marketing automation products and services. ClickAction Email Marketing Automation (EMA) helps marketers design, deploy and manage personalized email campaigns that maximize the lifetime value of each customer. ClickAction EMA saves time, generates revenues and reduces costs by providing a highly scalable outbound and inbound messaging, one-to-one publication, powerful rule-based segmentation, real-time tracking and detailed reporting, all integrated in a Web-based solution. 100% Java-based, ClickAction EMA is built for easy deployment and integration with industry-leading third party applications. ClickAction EMA products and services range from fully hosted ASP applications to licensable, enterprise-class software. ClickAction products have a proven track record of success in a variety of industries including retail, catalog, brand and publishing. In addition to ClickAction EMA, the company offers interactive, campaign, acquisition and rich media services. ClickAction is a member of TRUSTe, an independent, non-profit organization whose mission is to build users' trust and confidence in the Internet. For more information on ClickAction products and services, visit www.clickaction.com or call 1-800-473-3141.

Forward Looking Statements
Some of the statements included in this press release are "forward-looking statements." These forward-looking statements include, but are not limited to, statements about our plans, projections, expectations and intentions, and other statements that are not historical facts. When used in this press release, the words "anticipates," "believes," "projects," "expects," "intends," "will" and "may" or the negative of these terms or similar expressions are generally intended to identify forward-looking statements. Such statements are based on current expectations that involve a number of uncertainties and risks. Such uncertainties and risks include, but are not limited to, the development of new products and services, the enhancement of existing products and services, the dependence on principal customers and partners, competitive pricing pressures, timing of orders received, introduction of competitive products and services having technological and/or pricing advantages, the overall dynamics of the industry, including the extent of industry consolidation, and general economic conditions. In addition, the financial projections included in this press release were developed by management of the Company. Although management believes that the assumptions utilized by it in developing such projections are reasonable, projections are necessarily speculative. Unanticipated events and circumstances are likely to occur. Actual results realized during any future period are likely to vary from the projections and the variations may be material and adverse. Such projections are presented as of the date of this press release and are subject to change without notice. For further information, refer to the risk factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and the Company's Quarterly Report on Form 10-Q for the quarter ended
March 31, 2002, each as filed with the Securities and Exchange
Commission.